EXHIBIT 99.1

THE CHARLES SCHWAB CORPORATION

News Release

Contacts:

MEDIA:	INVESTORS/ANALYSTS:

Greg Gable	Rich Fowler
Charles Schwab	Charles Schwab
Phone: 415-636-5847	Phone: 415-636-9869

SCHWAB REPORTS FOURTH QUARTER AND FULL YEAR RESULTS

Second consecutive year of record financial results reflects client focus and operating discipline

SAN FRANCISCO, January 16, 2009 – The Charles Schwab Corporation announced today that its income from continuing operations was $308 million for the fourth quarter of 2008, up 1% from the fourth quarter of 2007. For the twelve months ended December 31, 2008, the company’s income from continuing operations was a record $1.2 billion, up 10% from the year-earlier period. The company’s fourth quarter results include $25 million in pre-tax severance charges.

Chairman Charles Schwab said, “Investors needed a trusted ally more than ever during 2008 as they faced a faltering economy, 40% declines in the broad equity indices, and disarray across much of financial services. Schwab’s financial soundness, stability, and relentless client focus have helped us stand out during this storm. We’ve been able to operate from a position of strength and direct all of our skill and energy toward helping our clients navigate the toughest environment in generations.”

	Three Months Ended —December 31,—		% Change	Twelve Months Ended —December 31,—		% Change
Financial Highlights	2008	2007		2008	2007
Results from continuing operations (1):
Net revenues (in millions)	$1,284	$1,345	(5%)	$5,150	$4,994	3%
Pre-tax profit margin	39.5%	39.1%		39.4%	37.1%
Income (in millions)	$308	$305	1%	$1,230	$1,120	10%
Diluted earnings per share	$.27	$.26	4%	$1.06	$.92	15%

Discontinued operations, net of tax	$—	$3	N/M	$(18)	$1,287	N/M
Net income (in millions) (2)	$308	$308	N/M	$1,212	$2,407	N/M
Diluted earnings per share (2)	$.27	$.26	N/M	$1.05	$1.97	N/M
Return on stockholders’ equity (2)	30%	35%		31%	55%

(1)	Prior period amounts are presented on a continuing operations basis to exclude U.S. Trust, which was sold for $3.3 billion on July 1, 2007.

(2)	Prior period amounts reflect a one-time after-tax gain of $1.2 billion on the sale of U.S. Trust.
N/M	Not meaningful

CEO Walt Bettinger noted, “Our ability to continue building stronger client relationships while setting financial records during such a challenging year reaffirms our confidence in Schwab’s business model and client focus. Net new assets, while pressured by the environment, still totaled $113 billion, new brokerage accounts reached 889,000, up 10% year-over-year, total brokerage accounts rose 5% to 7.4 million, corporate retirement plan participants were up 17% to 1.4 million, and banking accounts ended the year at 447,000, up 71%. These results reflect the dedication of our employees, whose commitment to both great client service and careful expense management made it possible for our 2008 income and earnings per share from continuing operations to reach new highs. Although we face significant revenue challenges as we enter 2009, our priorities are clear – sustaining our focus on client service and relationships; continuing the investments critical to the long-term health and growth of our business; and protecting Schwab’s strength and stability.”

CFO Joe Martinetto commented, “We began 2008 with the S&P 500 index at 1,468 and the Fed Funds rate at 4.25%; we closed the year at approximately 900 and zero. In the face of this deteriorating environment, our ongoing success with clients helped full-year asset management and administration fees stay comparable to 2007, while net interest revenue and trading revenue rose by 1% and 26%, respectively. Sustained expense discipline enabled us to turn the 3% overall revenue increase into a 10% improvement in income from continuing operations and a record 39.4% pre-tax profit margin, as well as a 31% return on equity.”

“With equity valuations and short-term interest rates starting 2009 dramatically lower than a year ago and no positive catalyst currently in sight, we believe we must proceed as if the economic environment will not improve for some time,” Mr. Martinetto continued. “Accordingly, to help support our priorities while offsetting at least some of the likely revenue pressure, we are proceeding with our previously announced effort to reduce expenses significantly, with the current expectation of identifying and implementing cuts totaling 7 to 8% of our 2008 total spending. We are also mindful that the overall mortgage market is another important element of the environment, and that further deterioration in this arena could negatively impact mortgage-backed securities in our investment portfolio; in particular, those holdings backed by Alt-A collateral, a relatively small portion of the total.”

Business highlights for the fourth quarter (data as of quarter-end unless otherwise noted):

Investor Services

•	Net new accounts for the quarter totaled approximately 51,400, down 15% year-over-year. Total accounts reached 5.2 million as of December 31, 2008, up 3% year-over-year.

•

Introduced an enhanced version of Schwab.com®, the company’s main website, which includes improved navigation, a new Accounts Summary page, expanded global research, a new Service tab, and a centralized hub that provides easy access to an assortment of investing tools.

•

Upgraded Schwab’s websites for actively trading clients with bracket order technology, customizable trading alerts, advanced charting tools, intra-day realized gain/loss tracking, direct access shorting and good-until-cancelled capabilities on complex options trades.

Institutional Services

Advisor Services

•	Enhanced the research available to advisors by adding CS First Boston and Ned Davis economic and market commentary, sector highlights, and stock and ETF reports to the Advisor Services website.

•	Introduced the Trust Outsource service, which is designed to provide banks and trust professionals with access to sub-custody capabilities and outsourcing of their back-office securities operations.

•

Finished 2008 with $13 billion in net new assets from over 120 teams who worked with Schwab to establish themselves as newly independent registered investment advisors, up from $9 billion and 114 teams in 2007.

Corporate and Retirement Services

•

Retirement plans converted to Schwab administration during the quarter = 91, with approximately 44,200 participants, compared with 50 plans and approximately 31,300 participants in the fourth quarter of 2007.

•

Inaugurated industry benchmarking reports for third party administrator clients, enabling them to compare participation rates, adoption of products and features, and other metrics, across similar plans.

•

Launched a re-designed version of Schwab Equity Award Center®, including an improved user interface that makes it easier for stock plan participants to view awards, perform transactions and learn about equity compensation.

Products and Infrastructure

•	For Charles Schwab Bank:

•	Balance sheet assets = $25.4 billion, up 72% year-over-year.

•	Outstanding mortgage and home equity loans = $5.9 billion, up 79% year-over-year.

•	First mortgage originations during the quarter = $338 million.

•	Schwab Bank High Yield Investor Checking® ended the fourth quarter with 318,000 accounts and $5.4 billion in balances. These accounts now have access to electronic statements.

•	Introduced The Schwab Bank Invest FirstTM Visa Signature® credit card, which offers best-in-class unlimited 2% cash back on purchases.

Supporting schedules are either attached or located at: http://www.aboutschwab.com/media/xls/q4_2008_schedule.xls

This press release contains a forward-looking statement relating to expense reductions that reflects management’s current expectations. Achievement of these expectations is subject to certain risks and uncertainties that could cause actual results to differ materially from the expressed expectations. Important factors that may cause such differences include, but are not limited to, the company’s ongoing ability to identify and implement expense savings without disrupting its operations, changes in general economic and financial market conditions, and other factors set forth in the company’s Form 10-Q for the period ended September 30, 2008.

About Charles Schwab

The Charles Schwab Corporation (Nasdaq: SCHW) is a leading provider of financial services, with more than 300 offices and 7.4 million client brokerage accounts, 1.4 million corporate retirement plan participants, 447,000 banking accounts, and $1.1 trillion in client assets. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, http://www.sipc.org), and affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through its Advisor Services division. The Charles Schwab Bank (member FDIC) provides banking and mortgage services and products. More information is available at www.schwab.com.

###

THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Net Revenues
Asset management and administration fees	$528	$628	$2,355	$2,358

Interest revenue	423	573	1,908	2,270
Interest expense	(51)	(132)	(243)	(623)

Net interest revenue	372	441	1,665	1,647

Trading revenue	352	242	1,080	860
Other	32	34	50	129

Total net revenues	1,284	1,345	5,150	4,994

Expenses Excluding Interest
Compensation and benefits	402	455	1,667	1,781
Professional services	80	88	334	324
Occupancy and equipment	78	74	299	282
Advertising and market development	62	68	243	230
Communications	56	50	211	200
Depreciation and amortization	39	39	152	156
Other	60	45	216	168

Total expenses excluding interest	777	819	3,122	3,141

Income from continuing operations before taxes on income	507	526	2,028	1,853
Taxes on income	(199)	(221)	(798)	(733)

Income from continuing operations	308	305	1,230	1,120
(Loss) income from discontinued operations, net of tax	—	3	(18)	1,287

Net Income	$308	$308	$1,212	$2,407

Weighted-Average Common Shares Outstanding — Diluted	1,158	1,167	1,157	1,222

Earnings Per Share — Basic
Income from continuing operations	$.27	$.26	$1.07	$.93
(Loss) income from discontinued operations, net of tax	$—	$.01	$(.01)	$1.06
Net income	$.27	$.27	$1.06	$1.99

Earnings Per Share — Diluted
Income from continuing operations	$.27	$.26	$1.06	$.92
(Loss) income from discontinued operations, net of tax	$—	$—	$(.01)	$1.05
Net income	$.27	$.26	$1.05	$1.97

Dividends Declared Per Common Share	$.06	$.05	$.22	$1.20

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	Q4-08 % change		2008				2007
(In millions, except per share amounts and as noted)	vs. Q4-07	vs. Q3-08	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Net Revenues
Asset management and administration fees	(16%)	(11%)	$528	$596	$618	$613	$628
Net interest revenue	(16%)	(17%)	372	447	427	419	441
Trading revenue	45%	40%	352	252	230	246	242
Other (1)	(6%)	N/M	32	(44)	33	29	34

Total net revenues	(5%)	3%	1,284	1,251	1,308	1,307	1,345

Expenses Excluding Interest
Compensation and benefits	(12%)	3%	402	390	438	437	455
Professional services	(9%)	(7%)	80	86	84	84	88
Occupancy and equipment	5%	4%	78	75	72	74	74
Advertising and market development	(9%)	32%	62	47	58	76	68
Communications	12%	10%	56	51	52	52	50
Depreciation and amortization	—	3%	39	38	37	38	39
Other (2)	33%	(8%)	60	65	53	38	45

Total expenses excluding interest	(5%)	3%	777	752	794	799	819

Income from continuing operations before taxes on income	(4%)	2%	507	499	514	508	526
Taxes on income	(10%)	2%	(199)	(195)	(201)	(203)	(221)

Income from continuing operations	1%	1%	308	304	313	305	305
(Loss) income from discontinued operations, net of tax (3)	N/M	—	—	—	(18)	—	3

Net Income	—	1%	$308	$304	$295	$305	$308

Diluted earnings per share from continuing operations	4%	4%	$.27	$.26	$.27	$.26	$.26
Basic earnings per share	—	4%	$.27	$.26	$.26	$.27	$.27
Diluted earnings per share	4%	4%	$.27	$.26	$.26	$.26	$.26
Dividends declared per common share	20%	—	$.06	$.06	$.05	$.05	$.05
Weighted-average common shares outstanding—diluted	(1%)	—	1,158	1,158	1,154	1,159	1,167

Performance Measures
Pre-tax profit margin from continuing operations			39.5%	39.9%	39.3%	38.9%	39.1%
Annualized return on stockholders’ equity			30%	31%	32%	33%	35%

Financial Condition (at quarter end, in billions)
Cash and investments segregated	67%	7%	$14.7	$13.8	$9.4	$11.1	$8.8
Receivables from brokerage clients	(42%)	(33%)	$7.1	$10.6	$12.9	$11.5	$12.3
Loans to banking clients	76%	9%	$6.0	$5.5	$4.9	$4.0	$3.4
Total assets	22%	(2%)	$51.7	$52.8	$48.4	$44.6	$42.3
Deposits from banking clients	72%	8%	$23.8	$22.0	$19.9	$15.6	$13.8
Payables to brokerage clients	—	(6%)	$20.3	$21.5	$19.5	$20.4	$20.3
Long-term debt	—	—	$.9	$.9	$.9	$.9	$.9
Stockholders’ equity	11%	—	$4.1	$4.1	$3.9	$3.6	$3.7

Other
Full-time equivalent employees (at quarter end, in thousands)	1%	(1%)	13.4	13.5	13.4	13.4	13.3
Annualized net revenues per average full-time equivalent employee (in thousands)	(8%)	2%	$378	$371	$390	$391	$409
Capital expenditures—cash purchases of equipment, office facilities, and property, net (in millions)	29%	43%	$67	$47	$32	$48	$52

Clients’ Daily Average Trades (in thousands)
Revenue trades (4)	30%	27%	358.3	282.9	254.7	274.6	275.5
Investor Services (5)	33%	20%	28.7	24.0	22.0	23.3	21.5
Advisor Services (5)	64%	39%	36.6	26.4	21.5	27.9	22.3
Corporate and Retirement Services (5)	23%	7%	1.6	1.5	1.2	1.4	1.3

Total	33%	27%	425.2	334.8	299.4	327.2	320.6

Average Revenue Per Revenue Trade (4)	5%	—	$14.63	$14.59	$14.38	$14.47	$13.87

(1)	The third quarter of 2008 includes $73 million of charges relating to losses on two corporate debt securities.

(2)

The fourth quarter, third quarter, and second quarter of 2008 include $5 million, $8 million, and $16 million, respectively, for individual client complaints and arbitration claims relating to Schwab YieldPlus Fund® investments.

(3)	The second quarter of 2008 includes an $18 million adjustment to finalize the income tax gain related to the sale of U.S. Trust Corporation.

(4)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(5)	Includes eligible trades executed by clients who participate in one or more of the Company's asset-based pricing relationships.

N/M	Not meaningful.

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Notes to Consolidated Statements of Income and Financial and Operating Highlights

(Unaudited)

The Company

The consolidated statements of income and financial and operating highlights include The Charles Schwab Corporation (CSC) and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc. and Charles Schwab Bank. Prior period amounts are presented on a continuing operations basis to exclude U.S. Trust Corporation, which was sold on July 1, 2007. The consolidated statements of income and financial and operating highlights should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. All material intercompany balances and transactions have been eliminated.

**********

Growth in Client Assets and Accounts

(Unaudited)

	Q4-08 % change		2008				2007
(In billions, at quarter end, except as noted)	vs. Q4-07	vs. Q3-08	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	24%	1%	$44.4	$43.8	$40.1	$36.5	$35.9
Proprietary funds (Schwab Funds® and Laudus Funds®):
Money market funds	15%	5%	209.7	200.1	189.2	203.3	183.1
Equity and bond funds	(42%)	(19%)	33.9	42.0	47.0	49.0	58.7

Total proprietary funds	1%	1%	243.6	242.1	236.2	252.3	241.8

Mutual Fund Marketplace® (1):
Mutual Fund OneSource®	(39%)	(24%)	110.6	145.9	170.2	168.2	180.9
Mutual fund clearing services	(34%)	(21%)	54.2	68.8	79.4	77.8	81.8
Other third-party mutual funds	(25%)	(19%)	169.1	210.0	230.2	224.2	225.7

Total Mutual Fund Marketplace	(32%)	(21%)	333.9	424.7	479.8	470.2	488.4

Total mutual fund assets	(21%)	(13%)	577.5	666.8	716.0	722.5	730.2

Equity and other securities (1)	(34%)	(20%)	357.2	447.2	503.7	498.4	545.2
Fixed income securities	13%	5%	164.1	156.4	149.4	146.4	145.8
Margin loans outstanding	(47%)	(36%)	(6.2)	(9.7)	(12.3)	(10.8)	(11.6)

Total client assets	(21%)	(13%)	$1,137.0	$1,304.5	$1,396.9	$1,393.0	$1,445.5

Client assets by business
Investor Services	(23%)	(13%)	$482.6	$551.9	$590.7	$595.5	$625.3
Advisor Services	(18%)	(12%)	477.2	542.1	575.3	569.7	583.5
Corporate and Retirement Services	(25%)	(16%)	177.2	210.5	230.9	227.8	236.7

Total client assets by business	(21%)	(13%)	$1,137.0	$1,304.5	$1,396.9	$1,393.0	$1,445.5

Net growth in assets in client accounts (for the quarter ended)
Net new assets
Investor Services	(43%)	11%	$8.1	$7.3	$6.0	$13.7	$14.3
Advisor Services	(35%)	(17%)	11.7	14.1	14.5	19.9	17.9
Corporate and Retirement Services	(74%)	(37%)	1.9	3.0	5.5	7.7	7.3

Total net new client assets	(45%)	(11%)	21.7	24.4	26.0	41.3	39.5

Net market (losses) gains	N/M	N/M	(189.2)	(116.8)	(22.1)	(93.8)	(34.7)

Net (decline) growth	N/M	N/M	$(167.5)	$(92.4)	$3.9	$(52.5)	$4.8

New brokerage accounts (in thousands, for the quarter ended)	(1%)	16%	224	193	226	246	227
Clients (in thousands)
Active Brokerage Accounts	5%	1%	7,401	7,310	7,256	7,162	7,049
Banking Accounts	71%	12%	447	399	355	318	262
Corporate Retirement Plan Participants	17%	6%	1,407	1,333	1,291	1,271	1,205

(1)	Excludes all proprietary money market, equity, and bond funds.

N/M	Not meaningful

The Charles Schwab Corporation Monthly Market Activity Report For December 2008

	Dec	2008 Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	% change
														Mo.	Yr.
Change in Client Assets
(in billions of dollars)
Net New Assets	15.7	11.1	12.5	17.7	3.8	12.2	10.0	10.4	7.7	6.3	6.6	5.9	9.2	56%	(41%)
Net Market (Losses) Gains	(15.7)	(60.6)	(17.8)	(15.4)	42.1	17.8	(82.0)	(16.0)	(1.4)	(99.4)	(151.5)	(53.8)	16.1

Total Client Assets
(at month end, in billions of dollars)	1,445.5	1,396.0	1,390.7	1,393.0	1,438.9	1,468.9	1,396.9	1,391.3	1,397.6	1,304.5	1,159.6	1,111.7	1,137.0	2%	(21%)

New Brokerage Accounts
(in thousands)	78	94	69	83	94	67	65	64	57	72	91	60	73	22%	(6%)

Clients
(at month end, in thousands)
Active Brokerage Accounts	7,049	7,093	7,119	7,162	7,206	7,232	7,256	7,272	7,287	7,310	7,356	7,376	7,401	—	5%
Banking Accounts	262	286	302	318	332	344	355	367	377	399	427	438	447	2%	71%
Corporate Retirement Plan Participants	1,205	1,256	1,263	1,271	1,284	1,286	1,291	1,306	1,315	1,333	1,342	1,380	1,407	2%	17%

Market Indices
(at month end)
Dow Jones Industrial Average	13,265	12,650	12,266	12,263	12,820	12,638	11,350	11,378	11,544	10,851	9,325	8,829	8,776	(1%)	(34%)
Nasdaq Composite	2,652	2,390	2,271	2,279	2,413	2,523	2,293	2,326	2,368	2,092	1,721	1,536	1,577	3%	(41%)
Standard & Poor's 500	1,468	1,379	1,331	1,323	1,386	1,400	1,280	1,267	1,283	1,166	969	896	903	1%	(38%)

Clients' Daily Average Trades
(in thousands)
Revenue Trades (1)	250.7	311.2	242.7	268.1	250.6	258.4	255.3	282.1	227.0	339.7	415.0	348.5	306.1	(12%)	22%
Investor Services (2)	23.4	24.8	21.9	23.1	22.2	24.1	19.7	24.0	20.8	27.5	38.1	24.9	22.2	(11%)	(5%)
Advisor Services (2)	22.2	32.0	23.5	28.0	21.5	20.9	22.0	29.4	20.6	29.0	43.4	33.2	32.3	(3%)	45%
Corporate & Retirement Services (2)	1.4	1.5	1.3	1.3	1.2	1.3	1.2	1.4	1.3	1.6	1.7	1.4	1.4	—	—

Total	297.7	369.5	289.4	320.5	295.5	304.7	298.2	336.9	269.7	397.8	498.2	408.0	362.0	(11%)	22%

Daily Average Market Share Volume
(in millions)
NYSE	1,320	1,927	1,514	1,727	1,310	1,218	1,400	1,531	1,081	1,603	1,699	1,525	1,340	(12%)	2%
Nasdaq	1,900	2,696	2,344	2,294	1,982	2,069	2,261	2,355	1,894	2,537	2,795	2,089	1,866	(11%)	(2%)

Total	3,220	4,623	3,858	4,021	3,292	3,287	3,661	3,886	2,975	4,140	4,494	3,614	3,206	(11%)	—

Mutual Fund Net Buys (Sells) (3)
(in millions of dollars)
Large Capitalization Stock	(130.3)	(721.5)	819.1	(69.3)	689.1	738.5	284.5	(1,024.5)	(88.2)	(1,496.8)	(2,070.5)	(1,437.6)	(1,589.9)
Small / Mid Capitalization Stock	(1,009.5)	(1,168.7)	(17.2)	(410.0)	10.9	215.8	277.2	(306.5)	392.9	(243.7)	(1,096.1)	(507.5)	(362.3)
International	262.5	(800.2)	283.1	(229.8)	262.1	800.7	(184.6)	(1,036.8)	(743.9)	(2,240.3)	(3,022.2)	(1,403.6)	(1,463.2)
Specialized	(132.1)	53.0	206.6	(230.2)	(20.7)	164.4	133.5	(192.1)	(106.3)	(571.8)	(1,037.5)	(328.0)	(289.2)
Hybrid	199.2	202.0	601.8	457.2	457.1	405.7	273.0	227.1	289.5	(320.7)	(1,229.5)	(662.3)	(224.9)
Taxable Bond	(585.3)	1,407.0	1,047.6	(845.3)	582.0	1,113.1	344.2	440.9	487.7	(894.9)	(2,787.4)	(729.7)	696.5
Tax-Free Bond	(519.1)	204.1	(31.6)	10.9	158.6	459.4	358.4	179.7	263.4	(97.9)	(622.6)	(165.0)	(206.4)
Money Market Funds	7,942.0	7,632.2	3,996.8	5,478.6	(7,347.2)	(3,956.8)	(2,378.1)	4,958.3	506.7	3,973.6	2,944.9	2,408.6	4,279.3

(1)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(2)	Includes eligible trades executed by clients who participate in one or more of the Company's asset-based pricing relationships.

(3)	Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to Investment Managers.